EXHIBIT 21

SUBSIDIARIES OF THE COMPANY

Name of Subsidiary	State of Organization

100 Knoedler Road, LLC	Delaware
1011 E. Pecan Grove Road, LLC	Delaware
10225 Cypresswood Drive, LLC	Delaware
111 Lazelle Road East, LLC	Delaware
1118 N. Stoneman Avenue, LLC	Delaware
1205 North Church Street, LLC	Delaware
1221 Seventh Street, LLC	Delaware
12429 Scofield Farms Drive, LLC	Delaware
130 Buena Vista Street, LLC	Delaware
1329 Brown Street, LLC	Delaware
1340 N. Washington Boulevard, LLC	Delaware
1405 Limekiln Pike, LLC	Delaware
1425 Yorkland Road, LLC	Delaware
1460 Johnson Ferry Road, LLC	Delaware
14707 Northville Road, LLC	Delaware
1500 Borden Road, LLC	Delaware
1565 Virginia Ranch Road, LLC	Delaware
1625 W. Spring Street, LLC	Delaware
1710 S.W. Health Parkway, LLC	Delaware
17231 Mill Forest Road, LLC	Delaware
1785 Freshley Avenue, LLC	Delaware
1818 Martin Drive, LLC	Delaware
1850 Crown Park Court, LLC	Delaware
1920 Cleveland Road West, LLC	Delaware
200 E. Village Road, LLC	Delaware
2005 Route 22 West, LLC	Delaware
209 Merriman Road, L.L.C.	Delaware
2101 New Hope Street, LLC	Delaware
222 East Beech Street — Jefferson, L.L.C.	Delaware
2281 Country Club Drive, LLC	Delaware
22955 Eastex Freeway, LLC	Delaware
23 Southpointe Drive, LLC	Delaware
2325 Rockwell Drive, LLC	Delaware
2341 W. Norvell Bryant Highway, LLC	Delaware
240 E. Third Street, LLC	Delaware
2416 Brentwood Street, LLC	Delaware
2695 Valleyview Boulevard, LLC	Delaware
2860 Country Drive, LLC	Delaware
311 E. Hawkins Parkway, LLC	Delaware
3200 West Slaughter Lane, LLC	Delaware
3434 Watters Road, LLC	Delaware
350 Locust Drive, LLC	Delaware
36101 Seaside Boulevard, LLC	Delaware

Name of Subsidiary	State of Organization

3625 Green Crest Street, LLC	Delaware
3921 North Main Street, LLC	Delaware
402 South Colonial Drive, LLC	Delaware
430 North Union Road, LLC	Delaware
4500 Dorr Street Holdings, LLC	Delaware
4855 Snyder Lane, LLC	Delaware
500 Seven Fields Boulevard, LLC	Delaware
515 Jack Martin Boulevard, LLC	Delaware
5165 Summit Ridge Court, LLC	Delaware
5166 Spanson Drive SE, LLC	Delaware
5437 Eisenhauer Road, LLC	Delaware
5521 Village Creek Drive, LLC	Delaware
5550 Old Jacksonville Highway, LLC	Delaware
5700 Karl Road, LLC	Delaware
5902 North Street, LLC	Delaware
655 Mansell Road, LLC	Delaware
721 Hickory Street, LLC	Delaware
7231 East Broadway, LLC	Delaware
731 Old Buck Lane, LLC	Delaware
750 North Collegiate Drive, LLC	Delaware
7950 Baybranch Drive, LLC	Delaware
799 Yellowstone Drive, LLC	Delaware
800 Oregon Street, LLC	Delaware
8503 Mystic Park, LLC	Delaware
8702 South Course Drive, LLC	Delaware
935 Union Lake Road, LLC	Delaware
965 Hager Drive, LLC	Delaware
9802 48th Drive NE, LLC	Delaware
AMCO I, LLC	Wisconsin
Anchor HCN Doylestown, LLC	Delaware
Anchor HCN Properties II, LLC	Delaware
Anchor HCN Properties, LLC	Delaware
Badger RE Portfolio I, LLC	Wisconsin
Badger RE Portfolio II, LLC	Wisconsin
Badger RE Portfolio III, LLC	Wisconsin
Badger RE Portfolio IV, LLC	Wisconsin
Badger RE Portfolio V, LLC	Wisconsin
BAL Colts Neck LLC	Delaware
BAL Fenwick Island LLC	Delaware
BAL Governor’s Crossing LLC	Delaware
BAL Holdings I, LLC	Delaware
BAL Holdings II, LLC	Delaware
BAL Holdings III, LLC	Delaware
BAL Holdings VII, LLC	Delaware
BAL Howell LLC	Delaware
BAL Longwood LLC	Pennsylvania

Name of Subsidiary	State of Organization

BAL Reflections LLC	Delaware
BAL Savoy Little Neck LLC	Delaware
BAL Sycamore LLC	Delaware
BAL Toms River LLC	Delaware
Ballard Healthcare Investors, LLC	Delaware
Bardstown Physicians LLC	Delaware
Bellevue Healthcare Properties, LLC	Delaware
Bellevue Physicians, LLC	Delaware
Boardman Physicians LLC	Delaware
Brandall Central Avenue, LLC	Delaware
Bridgeton Healthcare Investors, LLC	Delaware
Brierbrook Partners, L.L.C.	Tennessee
BSL Huntington Terrace LLC	Delaware
CAL-GAT Limited Partnership	Florida
CAL-LAK Limited Partnership	Florida
Cooper Holding, L.L.C.	Florida
Cooper, L.L.C.	Delaware
CRP/BWN Litchfield L.L.C.	Delaware
DePaul Physicians, LLC	Delaware
DRF Boardman LLC	Minnesota
DRF Bridgeton LLC	Minnesota
DRF Durango LLC	Minnesota
DRF Great Falls LLC	Minnesota
DRF Lenexa LLC	Minnesota
DRF Lincoln LLC	Minnesota
DRF LSL LLC	Minnesota
DRF Shawnee Mission LLC	Minnesota
DRF South Valley LLC	Minnesota
DRF Southwest Medical Building LLC	Minnesota
DRF Westiminster LLC	Minnesota
DSG-2010 Loans I, Inc.	Delaware
Dublin Senior Community DRV, LLC	Oklahoma
Dublin Senior Community WPP, LLC	Oklahoma
FC HCN University Park, LLC	Delaware
FLA-PALM COURT, limited partnership	Florida
Forest City 40 Landsdowne, LLC	Delaware
Forest City 88 Sidney Street, LLC	Delaware
Frauenshuh Ballard LLC	Minnesota
Frauenshuh Bridgeton LLC	Minnesota
Frauenshuh Greeneville LLC	Minnesota
Frauenshuh HealthCare Properties, LLC	Delaware
Frauenshuh HealthCare Real Estate Solutions, LLC	Minnesota
Frauenshuh HealthCare Venture Properties, LLC	Delaware
Frauenshuh Killeen LLC	Minnesota
Gemini Davenport, LLC	Oklahoma
Gemini Las Colinas, L.L.C.	Oklahoma

Name of Subsidiary	State of Organization

Gemini Romeoville, LLC	Oklahoma
Gemini SS Lessee, LLC	Oklahoma
Gemini Villa Ventura, L.L.C.	Oklahoma
Gemini Wexford, L.L.C.	Oklahoma
Gig Harbor Physicians, LLC	Delaware
Grand Ledge I, LLC	Delaware
Great Falls Clinic — Frauenshuh, LLC	Minnesota
Greeneville Healthcare Investors, LLC	Delaware
Hammes Company Green Bay I, LLC	Wisconsin
Hammes Company Green Bay II, LLC	Wisconsin
HC Mill Creek I, LLC	Washington
HC Redmond I, LLC	Wisconsin
HC Summit I, LLC	Wisconsin
HCN Access Holdings, LLC	Delaware
HCN Access Las Vegas I, LLC	Delaware
HCN Anchor Covington, LLC	Delaware
HCN BCC Holdings, Inc.	Delaware
HCN Capital Holdings, LLC	Delaware
HCN Development Services Group, Inc.	Indiana
HCN Emerald Holdings, LLC	Delaware
HCN FCE Life Sciences, LLC	Delaware
HCN Interra Lake Travis LTACH, LLC	Delaware
HCN Lake Travis Holdings, LLC	Delaware
HCN Lake Travis Property One, LLC	Delaware
HCN Lake Travis Property Two, LLC	Delaware
HCN Medicus Holdings, LLC	Delaware
HCN Navvis Clarkson Valley, LLC	Delaware
HCN Rendina Holdings, LLC	Delaware
HCN Rendina Merced, LLC	Delaware
HCN-TH Wisconsin I, LLC	Delaware
HCN-TH Wisconsin II, LLC	Delaware
HCN-TH Wisconsin III, LLC	Delaware
HCN-TH Wisconsin IV, LLC	Delaware
HCN-TH Wisconsin V, LLC	Delaware
HCN-TH Wisconsin VI, LLC	Delaware
HCN-TH Wisconsin VII, LLC	Delaware
HCN-TH Wisconsin VIII, LLC	Delaware
HCRE Solutions, LLC	Delaware
HCRI Abingdon Holdings, Inc.	North Carolina
HCRI Abingdon Properties, LP	North Carolina
HCRI Akron Properties, LLC	Delaware
HCRI Ancillary TRS, Inc.	Delaware
HCRI Asheboro Holdings, Inc.	North Carolina
HCRI Asheboro Properties, LP	North Carolina
HCRI Beachwood, Inc.	Ohio
HCRI Boardman Properties, LLC	Delaware

Name of Subsidiary	State of Organization

HCRI Broadview, Inc.	Ohio
HCRI Burlington Manor Holdings, Inc.	North Carolina
HCRI Burlington Manor Properties, LP	North Carolina
HCRI Cold Spring Properties, LLC	Delaware
HCRI Concord Place Holdings, Inc.	North Carolina
HCRI Concord Place Properties, LP	North Carolina
HCRI Cumberland Properties, LLC	Delaware
HCRI Dayton Place — Denver Properties, LLC	Delaware
HCRI Draper Place Properties Trust	Massachusetts
HCRI Drum Hill Properties, LLC	Delaware
HCRI Eddy Pond Properties Trust	Massachusetts
HCRI Eden Holdings, Inc.	North Carolina
HCRI Eden Properties, LP	North Carolina
HCRI Emerald Holdings, LLC	Delaware
HCRI Exchange Management I, LLC	Delaware
HCRI Exchange Properties I, LLC	Delaware
HCRI Fairmont Properties, LLC	Delaware
HCRI Financial Services, LLC	Delaware
HCRI Financing, Inc.	Delaware
HCRI Forest City Holdings, Inc.	North Carolina
HCRI Forest City Properties, LP	North Carolina
HCRI Gaston Manor Holdings, Inc.	North Carolina
HCRI Gaston Manor Properties, LP	North Carolina
HCRI Greenville Holdings, Inc.	North Carolina
HCRI Greenville Properties, LP	North Carolina
HCRI High Point Manor Holdings, Inc.	North Carolina
HCRI High Point Manor Properties, LP	North Carolina
HCRI Holdings Trust	Massachusetts
HCRI Hunters Glen Properties, LLC	Delaware
HCRI Illinois Properties II, LLC	Delaware
HCRI Illinois Properties, LLC	Delaware
HCRI Indiana Properties, Inc.	Delaware
HCRI Indiana Properties, LLC	Indiana
HCRI Investments, Inc.	Delaware
HCRI Kansas Properties, LLC	Delaware
HCRI Kentucky Properties, LLC	Kentucky
HCRI Kirkland Properties, LLC	Delaware
HCRI Limited Holdings, Inc.	Delaware
HCRI Logistics, Inc.	Delaware
HCRI Louisiana Properties, L.P.	Delaware
HCRI Marina Place Properties Trust	Massachusetts
HCRI Maryland Properties, LLC	Maryland
HCRI Massachusetts Properties Trust	Massachusetts
HCRI Massachusetts Properties Trust II	Massachusetts
HCRI Massachusetts Properties, Inc.	Delaware
HCRI Merrillville Medical Facility, LLC	Delaware

Name of Subsidiary	State of Organization

HCRI Mississippi Properties, Inc.	Mississippi
HCRI Missouri Properties, LLC	Delaware
HCRI Nevada Properties, Inc.	Nevada
HCRI New Hampshire Properties, LLC	Delaware
HCRI North Carolina Properties I, Inc.	North Carolina
HCRI North Carolina Properties II, Inc.	North Carolina
HCRI North Carolina Properties III, Limited Partnership	North Carolina
HCRI North Carolina Properties, LLC	Delaware
HCRI Pennsylvania Properties, Inc.	Pennsylvania
HCRI Prestonwood Medical Facility, LLC	Delaware
HCRI Provider Properties, LLC	Delaware
HCRI Ridgeland Pointe Properties, LLC	Delaware
HCRI Senior Housing Properties, Inc.	Delaware
HCRI Skeet Club Manor Holdings, Inc.	North Carolina
HCRI Skeet Club Manor Properties, LP	North Carolina
HCRI Smithfield Holdings, Inc.	North Carolina
HCRI Smithfield Properties, LP	North Carolina
HCRI Southern Investments I, Inc.	Delaware
HCRI Statesville Place Holdings I, Inc.	North Carolina
HCRI Statesville Place Holdings II, Inc.	North Carolina
HCRI Statesville Place Properties I, LP	North Carolina
HCRI Statesville Place Properties II, LP	North Carolina
HCRI Summit Properties, LLC	Delaware
HCRI Tallahassee Medical Facility, LLC	Delaware
HCRI Tennessee Properties, Inc.	Delaware
HCRI Tennessee Properties, LLC	Delaware
HCRI Texas Properties, Inc.	Delaware
HCRI Texas Properties, Ltd.	Texas
HCRI TRS Acquirer II, LLC	Delaware
HCRI TRS Acquirer, LLC	Delaware
HCRI Tucson Properties, Inc.	Delaware
HCRI Van Nuys Medical Facility, LLC	Delaware
HCRI Weddington Park Holdings, Inc.	North Carolina
HCRI Weddington Park Properties, LP	North Carolina
HCRI Westlake, Inc.	Ohio
HCRI Wilburn Gardens Properties, LLC	Delaware
HCRI Wisconsin Properties, LLC	Wisconsin
Healthcare Property Managers of America, LLC	Florida
Heat Merger Sub, LLC	Delaware
Heat OP TRS, Inc.	Delaware
HH Florida, LLC	Delaware
Kaiser Gemini Burgundy, LLC	Oklahoma
Kaiser Gemini Woodland, LLC	Oklahoma
Killeen Healthcare Investors, LLC	Delaware
Lake Mead Medical Investors Limited Partnership	Florida
Lenexa Investors, LLC	Delaware

Name of Subsidiary	State of Organization

Med Properties Asset Group, L.L.C.	Indiana
Medical Real Estate Property Managers of America, LLC	Florida
Merrill Gardens Harbor Court, LLC	Washington
Merrill Gardens Windsor Manor, LLC	Washington
MG Landlord, LLC	Delaware
MG Tenant, LLC	Delaware
MGP 41, LLC	Delaware
MGP 42, LLC	Delaware
MGP 43, LLC	Delaware
MGP I, LLC	Washington
MGP V, LLC	Washington
MGP VI, LLC	Washington
MGP X, LLC	Wisconsin
MGP XI, LLC	Wisconsin
MGP XII, LLC	Wisconsin
MGP XIII, LLC	Wisconsin
MGP XIV, LLC	Wisconsin
MGP XIX, LLC	Washington
MGP XL, LLC	Washington
MGP XV, LLC	Wisconsin
MGP XVI, LLC	Wisconsin
MGP XVII, LLC	Washington
MGP XXIX, LLC	Washington
MGP XXV, LLC	Washington
MGP XXXII, LLC	Washington
MGP XXXIII, LLC	Washington
MGP XXXIX, LLC	Washington
MGP XXXVII, LLC	Washington
MGP XXXVIII, LLC	Washington
Midland I, LLC	Delaware
Midwest 108th & Q, LLC	Delaware
Midwest Ames, LLC	Delaware
Midwest Miracle Hills, LLC	Delaware
Midwest Prestwick, LLC	Delaware
Midwest Van Dorn, LLC	Delaware
Midwest Village of Columbus, LLC	Delaware
Midwest Windermere, LLC	Delaware
Midwest Woodbridge, LLC	Delaware
Mill Creek Real Estate Partners, LLC	Delaware
MIMA Real Estate, L.L.C.	Florida
Murrieta Healthcare Investors, LLC	Delaware
Murrieta Healthcare Properties, LLC	Delaware
Paramount Real Estate Services, Inc.	Delaware
Pennsylvania BCC Properties, Inc.	Pennsylvania
Petoskey I, LLC	Delaware
Petoskey II, LLC	Delaware

Name of Subsidiary	State of Organization

Plymouth I, LLC	Delaware
PVL Landlord — Hattiesburg, LLC	Delaware
PVL Landlord — STL Hills, LLC	Delaware
PVL Tenant — STL Hills, LLC	Delaware
PVL Tenant- Hattiesburg, LLC	Delaware
Redmond Partners, LLC	Delaware
Senior Star Investments I, LLC	Delaware
Senior Star Tenant, LLC	Delaware
Shawnee Mission Investors, LLC	Delaware
Silverado Senior Living Alhambra, Inc.	California
Silverado Senior Living Azusa, Inc.	California
Silverado Senior Living Costa Mesa, Inc.	California
Silverado Senior Living Dallas, Inc.	Delaware
Silverado Senior Living Encinitas, Inc.	California
Silverado Senior Living Escondido, Inc.	California
Silverado Senior Living Houston, Inc.	Delaware
Silverado Senior Living Las Colinas, Inc.	Delaware
Silverado Senior Living Los Angeles, Inc.	California
Silverado Senior Living of Cypresswood, Inc.	Delaware
Silverado Senior Living of Kingwood, Inc.	Delaware
Silverado Senior Living of Sugarland, Inc.	Delaware
Silverado Senior Living of Woodlands, Inc.	Delaware
Silverado Senior Living Properties, Inc.	Delaware
Silverado Senior Living Redondo Beach, Inc.	California
Silverado Senior Living Salt Lake City, Inc.	Delaware
Silverado Senior Living San Juan Capistrano, Inc.	California
Silverado Senior Living Scottsdale, Inc.	Delaware
Silverado Senior Living Turtle Creek, Inc.	Delaware
Silverado Senior Living Tustin, Inc.	California
Silverado Senior Living, Inc.	California
South Valley Medical Building L.L.C.	Minnesota
South Valley Venture, LLC	Minnesota
SSL Aspen Park SPE, LLC	Delaware
SSL Landlord, LLC	Delaware
SSL Sponsor, LLC	Delaware
SSL Tenant, LLC	Delaware
St. Joseph Physicians, LLC	Delaware
Stafford Medical Office Pavilion, LLC	Delaware
Subtenant 10225 Cypresswood Drive, LLC	Delaware
Subtenant 1118 N. Stoneman Avenue, LLC	Delaware
Subtenant 1221 Seventh Street, LLC	Delaware
Subtenant 125 W. Sierra Madre Avenue, LLC	Delaware
Subtenant 1430 East 4500 South, LLC	Delaware
Subtenant 1500 Borden Road, LLC	Delaware
Subtenant 22955 Eastex Freeway, LLC	Delaware
Subtenant 240 E. Third Street, LLC	Delaware

Name of Subsidiary	State of Organization

Subtenant 30311 Camino Capistrano, LLC	Delaware
Subtenant 330 North Hayworth Avenue, LLC	Delaware
Subtenant 335 Saxony Road, LLC	Delaware
Subtenant 350 W. Bay Street, LLC	Delaware
Subtenant 3611 Dickason Avenue, LLC	Delaware
Subtenant 514 N. Prospect Avenue, LLC	Delaware
Subtenant 5521 Village Creek Drive, LLC	Delaware
Subtenant 7950 Baybranch Drive, LLC	Delaware
Subtenant 8855 West Valley Ranch Parkway, LLC	Delaware
Subtenant 9410 E. Thunderbird, LLC	Delaware
Voorhees Healthcare Properties, LLC	Delaware
Voorhees Physicians, LLC	Delaware
Warrior LP Holdco, LLC	Delaware
Waterstone I, LLC	Delaware
West Boynton Investors, LLLP	Florida
Westminster Junction Venture, LLC	Minnesota
White Lake I, LLC	Delaware
Windrose 310 Properties, L.L.C.	Tennessee
Windrose 4475 Sierra Properties, L.L.C.	Delaware
Windrose Aberdeen I Properties, L.L.C.	Florida
Windrose Aberdeen II Properties, L.L.C.	Delaware
Windrose Atrium Properties, L.L.C.	Delaware
Windrose AWPC II Properties, LLC	Delaware
Windrose AZ-Tempe Properties, LLC	Delaware
Windrose Bartlett Properties, LLC	Delaware
Windrose Bethesda Properties, LLC	Delaware
Windrose Biltmore Properties, L.L.C.	Virginia
Windrose Central Medical II Properties, L.L.C.	Virginia
Windrose Central Medical III Properties, L.L.C.	Virginia
Windrose Central Medical Properties, L.L.C.	Delaware
Windrose Claremore Properties, LLC	Delaware
Windrose Columbia Properties, Ltd.	Florida
Windrose Congress I Properties, L.P.	Delaware
Windrose Congress II Properties, L.P.	Delaware
Windrose Copley Properties, L.L.C.	Virginia
Windrose Coral Springs Properties, L.L.C.	Virginia
Windrose Cottonwood Properties, LLC	Delaware
Windrose Denton Properties, LLC	Delaware
Windrose Desert Springs Properties, L.P.	Delaware
Windrose East Valley Properties, LLC	Delaware
Windrose East West Properties, L.L.C.	Virginia
Windrose Fayetteville Properties, L.L.C.	Delaware
Windrose Fox Valley Properties, L.L.C.	Virginia
Windrose Frisco I Properties, LLC	Delaware
Windrose Frisco II Properties, LLC	Delaware
Windrose Glendale Properties, LLC	Delaware

Name of Subsidiary	State of Organization

Windrose Gwinnett I Properties, L.L.C.	Virginia
Windrose Lafayette Properties, L.L.C.	Delaware
Windrose Lake Mead Properties, L.L.C.	Virginia
Windrose Lakewood Properties, L.L.C.	Virginia
Windrose Las Vegas Properties, LLC	Delaware
Windrose Los Alamitos Properties, LLC	Delaware
Windrose Los Gatos Properties, L.L.C.	Virginia
Windrose Medical Properties Management, L.L.C.	Virginia
Windrose Medical Properties, L.P.	Virginia
Windrose Mount Vernon Properties, L.L.C.	Virginia
Windrose Niagara Falls Properties, LLC	Delaware
Windrose Northside Properties, Ltd.	Florida
Windrose Northwest Professional Plaza Properties, LLC	Delaware
Windrose Ocala Urology Properties, L.L.C.	Virginia
Windrose Okatie I Properties, LLC	Delaware
Windrose Orange Centre Properties, LLC	Delaware
Windrose Orange Properties, L.L.C.	Delaware
Windrose Palm Court Properties, L.L.C.	Virginia
Windrose Palmer Properties, LLC	Delaware
Windrose Palms West III Properties, Ltd.	Florida
Windrose Palms West IV Properties, Ltd.	Florida
Windrose Palms West V Properties, Ltd.	Florida
Windrose Park Medical Properties, L.L.C.	Virginia
Windrose Partell Medical Center, L.L.C.	Virginia
Windrose Physicians Plaza Properties, LLC	Delaware
Windrose Princeton Properties, L.L.C.	Delaware
Windrose Santa Anita Properties, L.L.C.	Delaware
Windrose Sierra Properties, Ltd.	Florida
Windrose Southlake Properties, LLC	Delaware
Windrose Southpointe Properties, L.L.C.	Delaware
Windrose Southside Properties, Ltd.	Florida
Windrose SPE Mount Vernon Properties, Inc.	Georgia
Windrose St. Louis I Properties, LLC	Delaware
Windrose St. Mary’s Medical Professional Building, L.L.C.	Virginia
Windrose Trussville Properties, L.L.C.	Delaware
Windrose TSM I Properties, LLC	Delaware
Windrose Tucson Properties, LLC	Delaware
Windrose Tulsa Properties, L.L.C.	Delaware
Windrose Union City Properties, L.L.C.	Virginia
Windrose Webster Properties, L.P.	Delaware
Windrose Wellington Properties, LLC	Delaware
Windrose Wellington Properties, Ltd.	Florida
Windrose West Boca Properties, Ltd.	Florida
Windrose West Seneca Properties, LLC	Delaware
Windrose West Tower Properties, Ltd.	Florida
Windrose Winn Way Properties, L.L.C.	Virginia

Name of Subsidiary	State of Organization

Windrose WPC Jupiter Properties, LLC	Delaware
Windrose WPC Properties, L.P.	Delaware
Windrose Yorkville Properties, L.L.C.	Virginia
WMP AWPC II Management, LLC	Delaware
WMP Bethesda Management, LLC	Delaware
WMP Boynton Beach Management, LLC	Delaware
WMP Cottonwood Management, LLC	Delaware
WMP East Valley Management, LLC	Delaware
WMP Niagara Falls Management, LLC	Delaware
WMP Northwest Professional Plaza Management, LLC	Delaware
WMP Physicians Plaza Management, LLC	Delaware
WMP Southlake Management, LLC	Delaware
WMP TSM I Management, LLC	Delaware
WMP Wellington Management, LLC	Delaware
WMP West Seneca Management, LLC	Delaware
WMPT Aberdeen I Management, L.L.C.	Delaware
WMPT Aberdeen II Management, L.L.C.	Delaware
WMPT Atrium Management, L.L.C.	Delaware
WMPT AZ-Tempe Management, LLC	Delaware
WMPT Bartlett Management, LLC	Delaware
WMPT Bellaire HP Properties, L.L.C.	Virginia
WMPT Bellaire HP, L.P.	Virginia
WMPT Bellaire L.P.	Virginia
WMPT Bellaire POB Properties, L.L.C.	Virginia
WMPT Bellaire POB, L.P.	Virginia
WMPT Bellaire Properties, L.L.C.	Virginia
WMPT Boynton West Management, LLC	Delaware
WMPT Claremore Management, LLC	Delaware
WMPT Columbia Management, L.L.C.	Delaware
WMPT Congress I Management, L.L.C.	Delaware
WMPT Congress II Management, L.L.C.	Delaware
WMPT Denton Management, LLC	Delaware
WMPT Desert Springs Management, L.L.C.	Delaware
WMPT Frisco I Management, LLC	Delaware
WMPT Frisco II Management, LLC	Delaware
WMPT Glendale Management, LLC	Delaware
WMPT Gwinnett II Properties, L.L.C.	Delaware
WMPT Lafayette Management, L.L.C.	Delaware
WMPT Las Vegas Management, LLC	Delaware
WMPT Los Alamitos Management, LLC	Delaware
WMPT Northside Management, L.L.C.	Delaware
WMPT Okatie I Management, LLC	Delaware
WMPT Orange Centre Management, LLC	Delaware
WMPT Palmer Management, LLC	Delaware
WMPT Palms West III Management, L.L.C.	Delaware
WMPT Palms West IV Management, L.L.C.	Delaware

Name of Subsidiary	State of Organization

WMPT Palms West V Management, L.L.C.	Delaware
WMPT Pearland II Properties, L.L.C.	Virginia
WMPT Pearland II, L.P.	Virginia
WMPT Pearland Properties, L.L.C.	Virginia
WMPT Pearland, L.P.	Virginia
WMPT Princeton Management, L.L.C.	Delaware
WMPT Sacramento Properties, L.L.C.	Virginia
WMPT Sacramento, L.P.	Virginia
WMPT Santa Anita Management, L.L.C.	Delaware
WMPT Sierra Management, L.L.C.	Delaware
WMPT Southpointe Management, L.L.C.	Delaware
WMPT Southside Management, L.L.C.	Delaware
WMPT St. Louis I Management, LLC	Delaware
WMPT Stone Oak Properties, L.L.C.	Virginia
WMPT Stone Oak, L.P.	Virginia
WMPT Tomball Properties, L.L.C.	Virginia
WMPT Tomball, L.P.	Virginia
WMPT Trinity Properties, L.L.C.	Virginia
WMPT Trinity, L.P.	Virginia
WMPT Trussville Management, L.L.C.	Delaware
WMPT Tucson Management, LLC	Delaware
WMPT Tulsa Management, L.L.C.	Delaware
WMPT Webster Management, L.L.C.	Delaware
WMPT Wellington Management, L.L.C.	Delaware
WMPT West Boca Management, L.L.C.	Delaware
WMPT West Tower Management, L.L.C.	Delaware
WMPT WPC Jupiter Management, LLC	Delaware
WMPT WPC Management, L.L.C	Delaware
WTP Healthcare Properties, LLC	Delaware